Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	RADA ELECTRONIC INDUSTRIES LTD
Entity Central Index Key	0000761238
Current Fiscal Year End Date	--12-31
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	8,918,647
Entity Current Reporting Status	Yes
Entity Well-known Seasoned Issuer	No

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 1,107	$ 850
Restricted cash	1,385	1,448
Trade receivables (net of allowance for doubtful accounts of $ 7 and $ 78 at December 31, 2011 and 2010, respectively)	6,920	9,452
Costs and estimated earnings in excess of billings on uncompleted contracts	814	2,698
Other accounts receivable and prepaid expenses	727	820
Inventories	7,655	6,215
Total current assets	18,608	21,483
LONG-TERM RECEIVABLES AND OTHER DEPOSITS	1,563	1,546
PROPERTY, PLANT AND EQUIPMENT, NET	3,277	3,173
OTHER ASSETS:
Intangible assets, net	155	309
Goodwill	587	587
Total other assets	742	896
Total assets	24,190	27,098
CURRENT LIABILITIES:
Bank credit and current maturities of long-term loans	6,338	4,274
Trade payables	2,380	3,083
Convertible note from a shareholder, net	2,810
Other accounts payable and accrued expenses	4,126	6,061
Billings in excess of costs and estimated earnings on uncompleted contracts		471
Total current liabilities	15,654	13,889
LONG-TERM LIABILITIES:
Loans from shareholders, net	176	881
Convertible note from a shareholder, net		2,598
Accrued severance pay and other long term liability	516	547
Total long-term liabilities	692	4,026
COMMITMENTS AND CONTINGENT LIABILITIES
SHAREHOLDERS' EQUITY:
Share capital - Ordinary shares of NIS 0.015 par value - Authorized: 16,333,333 shares at December 31, 2011 and 2010; Issued and outstanding: 8,918,647 and 8,868,857 shares at December 31, 2011 and December 31, 2010 respectively	119	119
Additional paid-in capital	70,176	70,060
Accumulated other comprehensive income	443	392
Accumulated deficit	(63,514)	(61,988)
Total RADA Electronic Industries shareholders' equity	7,224	8,583
Non-controlling interest	620	600
Total equity	7,844	9,183
Total liabilities and equity	$ 24,190	$ 27,098

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowance for doubtful accounts	$ 7	$ 78
Ordinary shares, par value per share	$ 0.015	$ 0.015
Ordinary shares, shares authorized	16,333,333	16,333,333
Ordinary shares, shares issued	8,918,647	8,868,857
Ordinary shares, shares outstanding	8,918,647	8,868,857

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Products	$ 17,469	$ 25,776	$ 16,010
Services	1,936	1,747	2,432
Total revenues	19,405	27,523	18,442
Cost of revenues:
Products	12,707	19,297	11,083
Services	1,093	820	1,140
Total cost of revenues	13,800	20,117	12,223
Gross profit	5,605	7,406	6,219
Operating costs and expenses:
Research and development, net	2,543	1,182	1,616
Marketing and selling	2,106	2,563	1,607
General and administrative	1,997	1,732	1,937
Total operating costs and expenses	6,646	5,477	5,160
Operating profit (loss)	(1,041)	1,929	1,059
Financial expenses, net	478	1,184	832
Net income (loss)	(1,519)	745	227
Less: Attributable to non-controlling interest	(7)	(11)	(14)
Net income (loss) attributable to RADA Electronic Industries' shareholders	$ (1,526)	$ 734	$ 213
Net income (loss) per share attributable to RADA Electronic Industries' shareholders:
Basic and diluted net income (loss) per Ordinary share	$ (0.17)	$ 0.08	$ 0.02
Weighted average number of Ordinary shares used for computing basic and diluted net income (loss) per share	8,899,161	8,868,857	8,862,544

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data	Total	Ordinary Shares [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Accumulated Deficit [Member]	Noncontrolling Interest [Member]
Balance at Dec. 31, 2008	$ 7,552	$ 119	$ 69,495	$ 317	$ (62,935)	$ 556
Balance, shares at Dec. 31, 2008		8,858,553
Share-based compensation for employees	62		62
Exercise of options	12		12
Exercise of options, shares		5,304
Exercise of warrants	9		9
Exercise of warrants, shares		5,000
Foreign currency translation adjustment, net	(1)			(1)
Net income (loss)	227				213	14
Balance at Dec. 31, 2009	7,861	119	69,578	316	(62,722)	570
Balance, shares at Dec. 31, 2009		8,868,857
Share-based compensation for employees	31		31
Discount on convertible loan due to modification of debt	451		451
Foreign currency translation adjustment, net	95			76		19
Net income (loss)	745				734	11
Balance at Dec. 31, 2010	9,183	119	70,060	392	(61,988)	600
Balance, shares at Dec. 31, 2010	8,868,857	8,868,857
Exercise of options	116		116
Exercise of options, shares		49,790
Foreign currency translation adjustment, net	64			51		13
Net income (loss)	(1,519)				(1,526)	7
Balance at Dec. 31, 2011	$ 7,844	$ 119	$ 70,176	$ 443	$ (63,514)	$ 620
Balance, shares at Dec. 31, 2011	8,918,647	8,918,647

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ (1,519)	$ 745	$ 227
Adjustments required to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	951	962	1,176
Amortization expense - convertible note and loans	212	576	517
Share-based compensation for employees		31	62
Severance pay, net	1	85	(25)
Decrease (increase) in trade receivables, net	2,532	(4,777)	(1,241)
increase in other accounts receivable and prepaid expenses	(417)	(395)	(30)
Decrease (increase) in costs and estimated earnings in excess of billings, net	1,224	(1,659)	651
Increase in inventories	(2,069)	(501)	(1,315)
Increase (decrease) in trade payables	(697)	493	(170)
Increase (decrease) in other accounts payable and accrued expenses	(1,972)	2,576	267
Net cash provided by (used in) operating activities	(1,754)	(1,864)	119
Cash flows from investing activities:
Cash paid in conjunction with the acquisition of certain assets and liabilities of Vectop (earn-out)			(93)
Purchase of property, plant and equipment	(218)	(603)	(261)
Increase (decrease) in deposits	17	(11)	(9)
Change in restricted cash	348	(1,413)	33
Net cash used in investing activities	147	(2,027)	(330)
Cash flows from financing activities:
Proceeds from long-term loan from a shareholder	1,700
Proceeds from long-term receivables			173
Proceeds from long-term loans from banks, net
Repayments of current maturities of long-term loans			(132)
Repayment of long term loan from shareholders	(529)	(160)	(30)
Short-term bank credit, net	188	3,712
Grants received from OCS	382	179	203
Exercise of options and warrants	116		21
Net cash provided by financing activities from continuing operations	1,857	3,731	235
Effect of exchange rate changes on cash and cash equivalents	7	23	(1)
Increase (decrease) in cash and cash equivalents	257	(137)	23
Cash and cash equivalents at the beginning of the year	850	987	964
Cash and cash equivalents at the end of the year	1,107	850	987
Net cash paid during the year for:
Income taxes	63	7	9
Interest	168	219	240
Non-cash transactions
Transfer of inventory to property, plant and equipment	629		39
Goodwill in respect of Vectop			$ 30

GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Rada Electronic Industries Ltd. ("the Company") is an Israel - based defense electronics contractor that specialize in the development, manufacture and sale of data recording and management systems (such as digital video and data recorders, ground debriefing stations, head-up display cameras), inertial navigation systems for air and land applications, avionics solutions (such as aircraft upgrades, avionics for unmanned aircraft vehicles, or UAVs, store management systems and interface computers) and land radar for force and border protection applications (active protective systems for armored fighting vehicles, hostile fire detection and perimeter surveillance ). The Company also provides test and repair services using its CATS testers and test program sets for commercial aviation electronic systems mainly through its Chinese subsidiary.

The Company is organized and operates as one business segment.

b.
As reflected in the consolidated financial statements as of December 31, 2011, the Company has an accumulated deficit of $ 63,514. Based on existing and anticipated orders in 2012 and the Company's current credit facilities, management believes that the anticipated cash flows from operations and liquidity resources will enable the Company to finance its operations at least through December 31, 2012.

c.
The Company operates a test and repair shop using its Automated Test Equipment ("ATE") products in Beijing, China through its 80% owned Chinese subsidiary, Beijing Huari Aircraft Components Maintenance and Services Co. Ltd. ("CACS" or "subsidiary"). CACS was established with a Chinese third party, which owns the remaining 20% equity interest.

In 2010, the Company and the Chinese third party, agreed that the third party would divest its 20% interest in CACS and we would become a 100% interest holder in CACS.  In consideration for the 20% interest in CACS, the Company would provide the third party its 80% interest in the land and building in CACS.  The agreement is subject to the approval of the Chinese authorities and other procedures which need to be performed by both parties.  While this transaction was expected to be approved and finalized in 2011, as of March 28, 2012 the approval of the Chinese authorities has not yet been received and the transaction was not executed.

d.	Revenues from major customers accounted for 76%, 77% and 62% of total revenues for the years ended December 31, 2011, 2010 and 2009, respectively. See note 15c.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are as follows:

a.	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The Company's management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they were made.

b.	Financial statements in U.S. dollars:

Most of the revenues of the Company are generated in U.S. dollars ("dollar"). In addition, a substantial portion of the costs of the Company is incurred in dollars. The Company's management believes that the dollar is the currency of the primary economic environment in which the Company operates. Thus, its functional and reporting currency is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into U.S. dollars in accordance with ASC 830 (originally issued as "SFAS 52"). All transaction gains and losses of the remeasured monetary balance sheet items are reflected in the statement of operations as financial income or expenses, as appropriate, in the period in which the currency exchange rate changes.

The financial statements of the Company's foreign subsidiary, whose functional currency is not the U.S. dollar, have been translated into dollars. All balance sheet amounts have been translated using the exchange rates in effect at balance sheet date. Statement of operation amounts have been translated using the average exchange rate prevailing during the year. Such translation adjustments are reported as a component of accumulated other comprehensive income (loss) in shareholders' equity.

c.	Basis of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiary. Inter-company transactions and balances have been eliminated upon consolidation.

d.	Reclassification:

Certain amounts in prior years' financial statements have been reclassified to conform to the current year's presentation.

e.	Cash equivalents:

All highly liquid investments that are readily convertible to cash and are not restricted as to withdrawal or use and the period to maturity of which did not exceed three months at time of deposit, are considered cash equivalents.

f.	Restricted cash:

Restricted cash is invested in a short-term bank deposit (less than three months), which is mainly used as security for the Company's guarantees to customers. The deposit is in U.S. dollars and bears a variable interest of up to 1.25%.

g.	Inventories:

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided to cover risks arising from slow-moving items, excess inventories and for market prices lower than cost, See also Note 4.

Cost is determined as follows:

Raw materials and components - using the FIFO cost method.

Work in progress and finished goods - represents the cost of manufacturing with the addition of allocable indirect manufacturing costs.

Costs incurred on long-term contracts in progress include direct labor, material, subcontractors, other direct costs and an allocation of overhead, which represent recoverable costs incurred for production.

h.	Property, plant and equipment:

Property plant and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets. Annual rates of depreciation are as follows:

%

Factory and other buildings	4
Machinery and equipment	7 - 33
Office furniture and equipment	6 - 15

Leasehold improvements are depreciated over the shorter of the estimated useful life or the lease period.

Assets, in respect of which investment grants have been received, are presented at cost less the related grant amount. Depreciation is based on net cost.

i.	Intangible assets:

Capitalized software costs are amortized by the greater of the amount computed using: (i) the ratio of current gross revenues from sales of the software to the total of current and anticipated future gross revenues from sales of that software, or (ii) the straight-line method over the estimated useful life of the product. The Company assesses the recoverability of these intangible assets on a regular basis by determining whether the amortization of the asset over its remaining life can be recovered through undiscounted future operating cash flows from the specific software product sold.

At each balance sheet date, the unamortized capitalized costs of the software products are compared to the net realizable value of the product. If the unamortized capitalized costs of a computer software product exceed the net realizable value of the product, such excess is written off. The net realizable value is calculated as the estimated future gross revenues from the product reduced by the estimated future costs of completing and disposing of that product, including the costs of performing maintenance and customer support required to satisfy the Company's responsibility set forth at the time of the sale.

j.	Impairment of long-lived assets:

The Company's long-lived assets are reviewed for impairment in accordance with ASC 360 (Formerly "SFAS No. 144") whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of December 31, 2011, no impairment losses have been identified.

k.	Goodwill

Goodwill represents excess of the costs over the net assets of businesses acquired. Under ASC 350 (Formerly "SFAS No. 142"), goodwill acquired in a business combination should not be amortized. ASC 350 requires goodwill to be tested for impairment at least annually or between annual tests in certain circumstances, and written down when impaired.

ASC 350 prescribes a two-phase process for impairment testing of goodwill. The first phase screens for impairment while the second phase (if necessary) measures impairment. In the first phase of impairment testing, goodwill attributable to each of the reporting units is tested for impairment by comparing the fair value of each reporting unit with its carrying value. The Company determines its fair value according to the Company's market capitalization and the goodwill was tested for impairment by comparing the fair market value with its carrying amount. As of December 31, 2011, no impairment losses have been identified. As a result, step two was not required.

l.	Research and development costs:

Research and development costs, net of participation grants, include costs incurred for research and development and are expensed as incurred.

The Company received royalty-bearing grants, from the Israeli Chief Scientist's Office ("OCS") for the purpose of partially funding research and development projects. The grants are recognized as a deduction from research and development costs or capitalized costs on the basis of costs incurred. See also note 10(b).

Statement of ASC 985 (Formerly "SFAS No. 86") requires capitalization of certain software development, costs subsequent to the establishment of technological feasibility. Based on the Company's product development process, technological feasibility is established upon completion of a working model.

Research and development costs incurred in the process of developing product masters and the Company's Test System Programs Sets ("TPS") software library, integrated with the Company's test station, are charged to expenses as incurred. Costs incurred by the Company between completion of the working model and the point at which the product is ready for general release has been capitalized.

m.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740 (Formerly: "SFAS 109"). This statement prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax based assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company applies ASC 740-10 (Formerly "FIN 48"). ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes.

The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The adoption of ASC 740-10 did not result in a change in the Company's accumulated deficit. The Company did not record any provision in connection with ASC 740-10 as of December 31 2011.

n.	Severance pay:

The Company's agreements with most of its employees are in accordance with section 14 of the Severance Pay Law -1963, under which the Company's contributions for severance pay shall be instead of severance compensation. Upon release of the policy to the employee, no additional liability exists between the parties regarding the matter of severance pay and no additional payments shall be made by the Company to the employee.

The Company's liability for severance pay for the employees that are not under section 14 is calculated pursuant to Israel's Severance Pay Law, based on the most recent salary of the employees as of the balance sheet date less monthly deposits for insurance policies and/or pension funds. Employees are entitled to one month's salary for each year of employment or a portion thereof.

The carrying value of deposited funds includes profits (losses) accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligations pursuant to Israeli severance pay law or labor agreements.

Severance expense recorded in the statement of operations is net of interest and other income accumulated in the deposits. Severance expense for the years ended December 31, 2011, 2010 and 2009 amounted to $ 583, $ 668 and $ 433, respectively.

o.	Fair value of financial instruments:

The Company measures its financial instruments at fair value. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1 -	inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 -
inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 -
inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

The carrying amount of cash and cash equivalents, restricted cash, trade receivables, other accounts receivable, bank credit and current maturities of long term loans, trade payables and other accounts payable approximate their fair value due to the short-term maturity of these instruments.

The fair value of the convertible note and long-term loans are estimated by discounting the future cash flows using current interest rates for loans of similar terms and maturities. The carrying amount of the convertible note and long-term loans approximate their fair value.

p.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, restricted cash, trade receivables and long-term receivables.

The Company's cash and cash equivalents and restricted cash are mainly held in U.S. dollars with major banks in Israel. Management believes that the financial institutions that hold the Company's investments are institutions with high credit standing, and accordingly, minimal credit risk exists with respect to these investments.

The Company's trade receivables are derived from sales to large and solid organizations located mainly in the United States, Asia, South America and Israel. The Company performs ongoing credit evaluations of its customers and to date has not experienced any material losses. An allowance for doubtful accounts is determined with respect to these amounts that the Company has determined to be doubtful of collection. The allowance is computed for specific debts and the collectability is determined based upon the Company's experience.

The Company has no off-balance sheet credit risks.

q.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220 (Formerly "SFAS No. 130"). This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income (loss) generally represents all changes in shareholders' equity during the period except those resulting from investments by, or distributions to, stockholders. The other comprehensive income (loss) relates to gain and loss on foreign currency translation adjustments.

r.	Warranty:

In connection with the sale of its products, the Company provides product warranties for periods between one to two years. Based on past experience and engineering estimates, the liability from these warranties is de minimis as of December 31, 2011.

s.	Share-based compensation:

At December 31, 2011, the Company has one stock-based employee compensation plan, which is described in Note 11b.

The Company accounts for stock-based compensation under ASC 718, "Compensation - Stock Compensation", (formerly SFAS No. 123(R)), which requires the measurement and recognition of compensation expense based on estimated fair values for all share-based payment awards made to employees and directors.

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's statements of operations.

The Company estimates the fair value of stock options on the grant date using the Black-Scholes-Merton option-pricing model with the following weighted average assumptions. No options were granted in 2011, 2010 and 2009.

t.	Revenue recognition:

The Company generates revenues mainly from the sale of products and from long-term fixed price contracts of defense electronics as follows: data recording and management systems, inertial navigation systems for air and land applications, avionics solutions, avionics for UAVs, and land radar for force and border protection applications. In addition, the Company leases automated test equipment ("ATE") to customers and provides manufacturing, development and product support services.

Product revenues:

The Company recognizes revenue from sales of products in accordance with ASC 605-10, "Revenue Recognition" (Formerly "Staff Accounting Bulletin ("SAB") No. 104"). Product revenue is recognized when there is persuasive evidence of an arrangement, the fee is fixed or determinable, delivery of the product to the customer has occurred and the Company has determined that collection of the fee is probable. If the product requires specific customer acceptance, revenue is deferred until customer acceptance occurs or the acceptance provisions lapse, unless the Company can objectively and reliably demonstrate that the criteria specified in the acceptance provisions are satisfied.

Revenues from long-term fixed price contracts which provide a substantial level of development efforts are recognized in accordance with ASC 605-35 (Formerly "Statement of Position No. 81-1"), using contract accounting on a percentage of completion method in accordance with the "Input Method". The percentage of completion is determined based on the ratio of actual costs incurred to total costs estimated to be incurred over the duration of the contract. With regard to contracts for which a loss is anticipated, a provision is made for the entire amount of the estimated loss at the time such loss becomes evident. As of December 31, 2011 and 2010, the provision for estimated losses identified is $ 56 and $ 68, respectively.

Revenues under long-term fixed-price contracts that involve both development and production are recorded using the cost-to-cost method (development phase) and units-of-delivery method (production phase) as applicable to each phase of the contract, as the basis to measure progress toward completion.

Estimated gross profit or loss from long-term contracts may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit or loss are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

The Company believes that the use of the percentage of completion method is appropriate as the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged and the manner and terms of settlement. In all cases, the Company expects to perform its contractual obligations and its customers are expected to satisfy their obligations under the contract.

Service revenues:

Revenues from services are recognized as the services are performed.

Revenue under operating equipment leases is recognized ratably over the lease period, in accordance with ASC 840 (Formerly "SFAS No. 13").

u.	Basic and diluted net income (loss) per share:

Basic net income (loss) per share is computed based on the weighted average number of Ordinary shares outstanding during each year. Diluted net income (loss) per share is computed based on the weighted average number of Ordinary shares outstanding during each year, plus dilutive potential Ordinary shares considered outstanding during the year in accordance with ASC 260 (Formerly "SFAS No. 128"). For the years ended December 31, 2011, 2010 and 2009, all the outstanding options, convertible notes and warrants have been excluded from the computation of diluted net income (loss) per share, since their effect is anti-dilutive.

v.	Derivatives and hedging:

The Company accounts for derivatives and hedging based on ASC 815 ("SFAS No. 133"), as amended and related Interpretations. ASC 815 requires the Company to recognize all derivatives on the balances sheet at fair value. If a derivative meets the definition of a hedge and is so designated, depending on the nature of the hedge, changes in the fair value of the derivative will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings (for cash flow hedge transactions) or recognized in other comprehensive income until the hedged item is recognized in earnings (for fair value hedge transactions).

The ineffective portion of a derivative's change in fair value is recognized in earnings. If a derivative does not meet the definition of a hedge, the changes in the fair value are included in earnings. Cash flows related to such hedges are classified as operating activities.

The Company enters into forward exchange contracts in order to limit the exposure to exchange rate fluctuation associated with payroll expenses mainly incurred in NIS. Any gain or loss derived from such instruments, which are not defined as hedging instruments, is recognized immediately as financial expenses, net.

As of December 31, 2011 and December 31, 2010, the fair value of the outstanding forward contracts is $ 87 which was recorded in accruals against financial expenses and $ 28 which was recorded in other receivables against financial income.

w.	Recently issued accounting standards:

In June 2011, the FASB issued guidance on the presentation of comprehensive income, which amended existing guidance by allowing only two options for presenting the components of net income and other comprehensive income: (1) in a single continuous financial statement, statement of comprehensive income or (2) in two separate but consecutive financial statements, consisting of an income statement followed by a separate statement of other comprehensive income. The guidance requires retrospective application, and it is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company's financial statements.

In September 2011, the FASB amended the guidance on the annual testing of goodwill for impairment. The amended guidance will allow companies to assess qualitative factors to determine if it is more likely than not that goodwill might be impaired and whether it is necessary to perform the two-step goodwill impairment test required under current accounting standards. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company's financial statements.

CONTRACTS IN PROGRESS	12 Months Ended
Dec. 31, 2011
CONTRACTS IN PROGRESS [Abstract]
CONTRACTS IN PROGRESS
NOTE 3:-	CONTRACTS IN PROGRESS

Amounts included in the consolidated financial statements, which relate to unbilled receivables are classified as current assets. Billings in excess of costs and estimated earnings on uncompleted contracts are classified as current liabilities. Summarized below are the components of the amounts:

a.	Costs and estimated earnings in excess of billings on uncompleted contracts:

	December 31,
	2011	2010

Costs incurred on uncompleted contracts, net *)	$19,464	$17,679
Estimated earnings (loss)	3,377	(384)

	22,841	17,295
Less - billings and progress payments	20,943	13,852

Costs and estimated earnings in excess of billings on uncompleted contracts	1,898	3,443

Less: Long-term portion	(1,084)	(745)

Current portion	$814	$2,698

(*)	Net of OCS grants in the amount of $ 275 and $ 382 as of December 31, 2011 and 2010 respectively (see Note 10b).

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES [Abstract]
INVENTORIES
NOTE 4:-	INVENTORIES

	December 31,
	2011	2010

Raw materials and components	$2,430	$2,542
Work in progress	4,529	3,164
Finished goods	696	509

	$7,655	$6,215

Write-offs of inventories for the years ended December 31, 2011, 2010 and 2009 amounted to $ 136, $ 133 and $ 310, respectively. The write-offs were due to slow-moving items and excess inventories and were recorded in cost of revenues.

LONG TERM RECEIVABLES AND DEPOSITS	12 Months Ended
Dec. 31, 2011
LONG TERM RECEIVABLES AND DEPOSITS [Abstract]
LONG TERM RECEIVABLES AND DEPOSITS
NOTE 5:-          LONG TERM RECEIVABLES AND DEPOSITS

	December 31,
	2011	2010

Costs and estimated earnings in excess of billings on uncompleted contracts (see Note 3)	$1,084	$745
Restricted cash	440	725
Leasing deposits	39	76

	$1,563	$1,546

PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT [Abstract]
PROPERTY, PLANT AND EQUIPMENT
NOTE 6:-	PROPERTY, PLANT AND EQUIPMENT

	December 31,
	2011	2010
Cost:

Factory building	$1,989	$1,989
Other buildings	1,319	1,267
Machinery and equipment (*)	11,628	10,710
Office furniture and equipment	393	388
Leasehold improvements	208	124

	15,537	14,478
Accumulated depreciation:

Factory building	1,660	1,579
Other buildings	570	518
Machinery and equipment (*)	9,704	8,919
Office furniture and equipment	278	260
Leasehold improvements	48	29

	12,260	11,305

Depreciated cost	$3,277	$3,173

(*)
Write-offs of machinery and equipment (cost and accumulated depreciation) for the year ended December 31, 2011 and 2010 amounted to a gross amount of $ 0 and $ 450. The write-offs are due to fully depreciated assets that are no longer in use.

The Company's factory building in Beit-She'an, Israel is located on land leased from the Israel Lands Administration until 2034.

Depreciation expense amounted to $ 797, $ 741 and $ 734 for the years ended December 31, 2011, 2010 and 2009, respectively.

As for charges, see Note 10f.

OTHER ASSETS	12 Months Ended
Dec. 31, 2011
OTHER ASSETS [Abstract]
OTHER ASSETS
NOTE 7:-	OTHER ASSETS

a.	Intangible assets, net:

	December 31, 2011				December 31, 2010
	Useful life	Gross carrying amount	Accumulated amortization	Amortized balance	Gross carrying amount	Accumulated amortization	Amortized balance
	(Years)
Test Systems Programs Sets ("TPS")	5 - 10	$8,275	$8,120	$155	$8,275	$7,966	$309

Amortization expense was $ 154, $ 221 and $ 442 for the years ended December 31, 2011, 2010 and 2009, respectively. The expected amortization expense next year is $ 155.

BANK CREDIT AND LOANS	12 Months Ended
Dec. 31, 2011
BANK CREDIT AND LOANS [Abstract]
BANK CREDIT AND LOANS
NOTE 8:-	BANK CREDIT AND LOANS

a.	Current maturities

	December 31,
	2011	2010

Loan in U.S. dollars from shareholder (1,2,3)	$2,405	$529
Bank credit (5)	3,933	3,745
Convertible note from a shareholder, net (4)	2,810	-

	$9,148	$4,274

b.	Long-term loans:

	December 31,
	2011	2010

Loan in U.S. dollars from shareholder (1)	$176	$881

Convertible note from a shareholder, net (4)	$-	$2,598

*)	in current maturities

1.
In July 2008, the Company entered into a $ 1,500 loan agreement with its controlling shareholder. The loan was provided mainly in order to facilitate the development of the Company's inertial navigation system technology ("INS Technology"). The loan was drawn down in July ($ 1,000) and in December 2008 ($ 500). The loan bears interest of LIBOR+3% payable at the beginning of every quarter. Principal payments equal to $ 90 are payable in six equal installments commencing July 1, 2009 on a quarterly basis and the remaining principal amount will be payable in eight equal installments, commencing April 1, 2011. In addition, the controlling shareholder received a non-exclusive license to sell the INS Technology for non-military/commercial purposes. The non-exclusive license granted under this agreement will automatically convert into an exclusive license should the Company default on any of its obligations under the loan agreement. The fair value of the non-exclusive license at the transaction date is deemed de minimis.

2.
In September 2011 the Company entered into a revolving loan agreement ("September loan agreement") with its controlling shareholder in the amount of $1,700. The loan was drawn down in September ($1,000), November ($500) and December ($200) 2011. The loan carried interest at the rate of three month LIBOR+2.5% per annum.  The interest is due and payable on a monthly basis and the principal is payable at the end of the sequential month subject to the ability of the Company to request monthly extension for the repayment date up to March 31, 2012.

3.
In order to finance future operations, including the continued development of the INS Technology and land radar for protection systems, the Company in February 2012 entered into a $3,000 loan agreement with an entity affiliated with its controlling shareholder and another shareholder. The controlling shareholder provided $2,700 and the other shareholder $300. Of such amount, $1,700 was used to repay in full the outstanding amount due and payable under the September loan agreement. The February loan bears interest at the rate of the greater of three months LIBOR+5% per annum, or 7% per annum.  Interest is payable quarterly in arrears. The principal of the loan will be repaid in February 28, 2014. The loan granted by the controlling shareholder is secured by a floating charge over all of the Company's assets that are subordinated to the specific and floating charges over the Company's assets that were granted to certain banks and financing institutes.

In February 2012, pursuant to 2012 loan agreement the Company issued 1,200,000 warrants at an exercise price of $ 2.5 per share for a term of three years.

4.	See Note 11(c).

5.
The Company has a revolving annual line of credit from banks of $ 2,000, and a line of credit for guarantees of approximately $ 1,825, all of which was utilized as of December 31, 2011. In addition, the Company may secure borrowing with its bank and other creditors against specific accounts receivables up to $ 4,100.

As of December 31, 2011, the Company secured borrowings against specific accounts receivables in the amount of $ 1,933.

The annual average interest rate on the lines of credit is 4.25% at December 31, 2011. See also Note 10(g).

The guarantees are secured by a first priority floating charge on all of our assets and by a fixed charge on goodwill (intangible assets), unpaid share capital and insurance rights (rights to proceeds on insured assets in the event of loss).  The agreements with the Banks prohibit the Company from: (i) selling or otherwise transferring any assets except in the ordinary course of business, (ii) placing a lien on our assets without the Banks' consent, or (iii) declaring dividends to its shareholders.

OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2011
OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES [Abstract]
OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES
NOTE 9:-	OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES

	December 31,
	2011	2010

Payroll and related accruals	$1,951	$2,045
Accrued expenses - subcontractors	1,060	2,150
Accrued expenses	453	408
Accrued royalties	55	221
Accrued commissions	201	385
Tax authorities	122	172
Advance from customers	112	581
Contracts in progress - provision for estimated losses	56	68
Others	116	31

	$4,126	$6,061

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:-       COMMITMENTS AND CONTINGENT LIABILITIES

a.	As of December 31, 2011, the Company was not a party to any legal proceedings.

b.
The Company's research and development efforts have been partially financed through royalty-bearing programs sponsored by the OCS. In return for the OCS's participation, the Company is committed to pay royalties at a rate ranging from 3% to 5% of sales of the products whose research was supported by grants received from the OCS, up to 100% of the amount of such participation received linked to the U.S. dollar. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company's total obligation for royalties, net of royalties paid or accrued, totaled approximately $ 1,468 as of December 31, 2011. The total amount of royalties charged to operations for the years ended December 31, 2011, 2010 and 2009 was approximately $ 1, $ 6 and $ 14, respectively. As of December 31, 2011, the company received total grants from the OCS in the amount of $ 5,452.

Research and development grants received from the OCS, amounted to $ 382, $ 179 and $ 203 in 2011, 2010 and 2009, respectively.

c.
Research and development projects undertaken by the Company were partially financed by the Binational Industrial Research and Development Fund ("BIRD") Foundation. The Company is committed to pay royalties to the BIRD Foundation at a rate of 5% of sales proceeds generating from projects for which the BIRD Foundation provided funding up to 150% of the sum financed by the BIRD Foundation. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company's total obligation for royalties, net of royalties paid or accrued, totaled approximately $ 2,066 as of December 31, 2011. No royalties were charged to operations for the years ended December 31, 2011, 2010 and 2009.

d.	The Company's offices in Netanya are rented under a non-cancelable operating lease expiring January 31, 2015. In addition, the Company's motor vehicles are rented under operating leases.

Annual minimum future rental commitments under these leases, at exchange rates in effect on December 31, 2011, are approximately as follows:

2012	$650
2013	489
2014	373

$1,512

Lease expense for the years ended December 31, 2011, 2010 and 2009 was $ 878, $ 906 and $ 796, respectively.

e.
In 2008, the Company entered in to a lease agreement to purchase machinery in the amount of approximately $ 224, which was accounted for as a capital lease under ASC 840 (Formerly "SFAS 13"). The total amount of the lease liability was $ 45 and $ 79 as of December 31, 2011 and 2010 respectively.

f.	Floating charges have been recorded on all of the Company's assets and specific charges have been recorded on certain assets in respect of the Company's liabilities to its banks and other creditors.

g.
The Company provides bank guarantees to its customers and others in the ordinary course of business. The guarantees which are provided to customers are to secure advances received at the commencement of a project or to secure performance of operational milestones. The total amount of bank guarantees provided to customers and others as of December 31, 2011 is approximately $ 1,972.

SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
SHAREHOLDERS' EQUITY [Abstract]
SHAREHOLDERS' EQUITY
NOTE 11:-	SHAREHOLDERS' EQUITY

a.	Share capital:

Ordinary shares confer upon their holders voting rights, the right to receive cash dividends and the right to share in excess assets upon liquidation of the Company.

b.	Stock option plans:

In 2003, the Company's Board approved the adoption of Israeli Employee Stock Option Plan ("the Plan"), which authorized the grant of options to purchase up to an aggregate of 1,166,667 Ordinary shares (in 2006 the Company's Board approved an increase in the plan by an additional 500,000 options), respectively, to officers, directors, consultants and key employees of the Company and its subsidiary. Options granted under the Plan expire within a maximum of ten years from adoption of the plan. One third of the options granted under the Company's Plan vest immediately on the grant date and the remaining two thirds vest ratably over two years. Compensation expense is recognized by the straight-line method.

The exercise price of an option granted to an employee may not be less than 60% of the fair market value of the Ordinary shares on the date of grant of the option. The exercise price of an option granted to a non-employee director or consultant may not be less than 80% of the fair market value of the Ordinary shares on the date of grant of the option. Any options that are cancelled or forfeited before expiration become available for future grants. At December 31, 2011, 341,832 options were available for grant under the Plan.  Upon exercise of options by employees, the Company satisfies the requirements by issuing newly issued shares.

The Company accounted for the exchange of options under the provisions of ASC 718 (Formerly "SFAS 123(R)") as a modification. A modification to the terms of an award should be treated as an exchange of the original award for a new award with total compensation cost equal to the grant-date fair value of the original award plus the incremental value measured at the same date. Under ASC 718, the calculation of the incremental value is based on the excess of the fair value of the (modified) award based on current circumstances over the fair value of the original option measured immediately before its terms are modified based on current circumstances. That is, the original (pre-modification) option will be valued based on current assumptions, without regard to the assumptions made on the grant date. As a result of the modification, the Company recorded an incremental compensation cost of $ 123 which was recognized over the new service period beginning on the modification date.

Transactions related to the above Plan (including warrants to directors) during the year ended December 31, 2011 were as follows:

	Year ended December 31, 2011
	Amount of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Options outstanding at beginning of year	768,363	$2.44	1.07	$-
Exercised	(49,790)	$2.33	1.07	$-

Options outstanding at end of year	718,573	$2.45	1.07	$-

Vested and expected to vest at December 31, 2011	718,573	$2.45	1.07	$-

Exercisable options at end of year	718,573	$2.45	1.07	$-

Share based compensation for the years ended December 31, 2011, 2010 and 2009 was $ 0, $ 31 and $ 62 respectively.

No options were granted in 2010 and 2011.

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on December 31, 2011 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2011. As of December 31, 2011, no options were in-the-money. As of December 31, 2011 there was no unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Company's stock option plans.

c.	Warrants:

As of December 31, 2011, warrants to purchase 1,578,947 Ordinary shares were outstanding.

These warrants were issued on December 10, 2007 in connection with the issuance of a convertible note of $ 3,000 to a shareholder, at an exercise price of $ 2.38 per share for a term of five years. The convertible note bears interest at a rate of six-month LIBOR plus 3.5%. The principal was originally due in October 2010 and the interest was payable in quarterly installments. The note was convertible into Ordinary shares at a conversion price of $ 2.09 per share. The consideration was allocated based on the relative fair values of the convertible loan and warrants in accordance with ASC 470. In connection with the issuance of the convertible note, $ 568 was recorded as a beneficial conversion feature in accordance with ASC 470-20 (Formerly "EITF 00-27"). The total amount of the discount on the convertible note as a result of the allocated proceeds attributable to the warrants and the beneficial conversion feature amounting to $ 1,410, was amortized over the term of the note using the interest method. The fair value of the warrants was based on the Black-Scholes-Merton option-pricing model, assuming a risk free interest of 3.49%, a volatility factor of 47%, dividend yield of 0% and contractual life of five years.

In October 2010, the maturity date of the $ 3,000 convertible note was extended to October 2012 and the expiration date of the warrants was extended to October 2014. The convertible note bears interest at a rate of six-month LIBOR + 3.5% which was 3.96% at December 31, 2010 and it is convertible into Ordinary shares at a conversion price of $ 2.09 per share. The transaction was accounted for as a modification of debt accordance with ASC 470-50. As a result, the Company recorded a discount on the convertible note of $ 451 due the modification. The discount will be amortized over the term of the extended note using the interest method.

TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 12:-	TAXES ON INCOME

a.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company" under the Law for the Encouragement of Industry. The principal benefit from the above law is the deduction of expenses in connection with a public offering.

b.	Tax rates applicable to income of companies in Israel:

In December 2010, the Israeli Parliament passed the Law for Economic Efficiency for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among other things, amendments in the Investment Law. The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Investment Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company will be able to apply (the waiver is non-recourse) the amendment and from then on it will be subject to the amended tax rates that are: 2011 and 2012 - 15%, 2013 and 2014 - 12.5% and in 2015 and thereafter - 12%.

In December 2011, the Israeli Parliament ("Knesset") passed the Law for Socioeconomic Change (Legislative Amendments) (Taxes), 2011 which prescribes, among others, to cancel, effective from 2012, the scheduled progressive reduction in the corporate tax rate and to raise the statutory corporate tax rate to 25% in 2012. In view of the increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate will also be increased. The Amendment was enacted effective as of December 6, 2011. The adoption of the amendment had no effect on the financial statements.

c.
As of December 31, 2011, the net operating tax loss carryforward relating to the Company in Israel amounted to approximately $ 61.3 million, including a carryforward capital loss amounting to approximately $ 3.5 million. Carryforward losses in Israel may be carried forward indefinitely and may be offset against future taxable income.

As the Company believes that it is more likely than not that the deferred tax assets in respect of these carryforward losses amounting to approximately $ 14.4 million will not be utilized, the Company recorded a valuation allowance for the entire balance of the deferred tax asset relating to the carryforward losses.

d.
The main reconciling items between the statutory tax rate of the Company and the effective tax rate is the valuation allowance recorded in respect of the deferred tax assets relating to net operating loss carryforwards and other temporary differences due to the uncertainty of the realization of such tax assets.

FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2011
FINANCIAL EXPENSES, NET [Abstract]
FINANCIAL EXPENSES, NET
NOTE 13:-	FINANCIAL EXPENSES, NET

	Year ended December 31,
	2011	2010	2009

Income:

Foreign currency exchange differences	$395	$70	$58
Interest on cash equivalents and restricted cash	20	5	9
Others	197	-	10

	612	75	77
Expenses:

Interest on convertible note and loans from shareholders	159	174	215
Amortization expense on a convertible note and loans from shareholders	212	576	517
Foreign currency exchange differences	288	177	63
Interest on loans from banks and other credit balances	27	83	22
Bank commissions and others	404	249	92

	1,090	1,259	909

	$(478)	$(1,184)	$(832)

RELATED PARTY BALANCE AND TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY BALANCE AND TRANSACTIONS [Abstract]
RELATED PARTY BALANCE AND TRANSACTIONS
NOTE 14:-	RELATED PARTY BALANCE AND TRANSACTIONS

For the year ended December 31, 2011, the Company incurred $ 39 in respect of interest on loans received from its shareholders.

See also Notes 8 and 11(c) for transactions with Company's shareholders.

MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2011
MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION [Abstract]
MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION
NOTE 15:-	MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION

a.
In accordance with Statement of ASC 280 (Formerly "FAS. 131"), the Company is organized and operates as one business segment, which develops, manufactures and sells ATE products, avionics equipment and aviation data acquisition and debriefing systems (see also Note 1a).

b.	Revenues by geographic areas:

Revenues are attributed to geographic area based on the location of the end customers as follows:

	Year ended December 31,
	2011	2010	2009

Israel	$7,009	$9,187	$6,461
Asia	3,110	3,920	4,435
North America	1,876	3,532	3,756
South & Latin America	7,289	10,678	3,208
Europe	121	206	582

Total	$19,405	$27,523	$18,442

c.	Major customers:

Revenues from single customers that exceed 10% of the total revenues in the reported years as a percentage of total revenues are as follows:

	Year ended December 31,
	2011		2010		2009
	%

Customer A	13		17		*	)
Customer B	17		10		12
Customer C	*	)	*	)	12
Customer D	*	)	36		*	)
Customer E	*	)	*	)	15
Customer F	23		*	)	11

*)	Less than 10%

d.	Long-lived assets by geographic areas:

	December 31,
	2011	2010

Israel	$3,277	$3,269
China	742	800

	$4,019	$4,069